EXHIBIT 10.10


Celsion Corporation
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March 23, 1999

To: Dr. Fred Sterzer
    President, President of MMTC
    12 Rozel Road
    Suite A203
    Princeton, NJ 08540

RE Amendment for the Use and Treatment of Prostate Cancer to the August 23, 1996 License Agreement and November 25, 1997 Amendment

Dear Fred:

This amendment as agreed is to be added to the existing agreement dated August 23, 1996 and amendment dated November 25, 1997 between MMTC and Celsion Corporation. The following agreed terms and conditions are for the expanded "Field of Use" for prostatic diseases in humans, "including the treatment of cancer and its symptoms of the prostate, except for the use with PULSED microwave".

The new terms and conditions of this amendment are listed in the following comparison table under the heading "New Amendment".


Comparison Table of MMTC Sterzer Agreements Dated August 23, 1996f and Proposed Amendment to Include Usage For Prostate Cancer
================================================================================
                    Original                    New Amendment
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Date of Agreement   August 23, 1996             Amendment to the original
                    Amendment to License        agreement and Nov. 25,
                    November 25, 1997           1997 amendment as related to
                            the use and treatment of
                             Prostate Cancer. Unless
                           stated otherwise, the terms
                         and conditions of the original
                           and prior amendment remains
                                    in force.
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Field of Use        Treatment of prostatic      Treatment of prostatic
                    diseases in humans,         diseases in humans, including
                    excepting the treatment     the treatment of cancer of the
                    of cancer of the prostate   prostate, except for the use
                                                with Pulsed microwave

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Rights              Perpetual, exclusive and    Same
                    worldwide license
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                                       1

Comparison Table of MMTC Sterzer  Agreements Dated August 23, 1996f and Proposed
Amendment to Include Usage For Prostate Cancer
----------------------------------------------------------------------------------
Up-front License    $[Confidential Treatment        $[Confidential Treatment
fee                 Requested]                      Requested] /month beginning
                           April 1, 1999 for 12 months
                           ending March 31, 2000 for a
                             total of $[Confidential
                              Treatment Requested]
----------------------------------------------------------------------------------
Additional Fees     $[Confidential Treatment        $[Confidential Treatment
for failure to meet Requested] for each failure     Requested] for each failure
development         1. File IDE within 2 months     1. File IDE within 2 months
milestones          after completion of necessary   after completion of necessary
                    animal safety data              animal safety data (UCSF)
                    (Montefiore Medical Ctr)
                    2. Commence clinical safety     2. Same
                    trial within 60 days of IDE
                    and IRB approval
                    3. Commence clinical            3. Same
                    efficacy trial within 60 of
                    IDE and IRB approval
----------------------------------------------------------------------------------
Royalties payments  ([Confidential Treatment        Same
                    Requested]%) annual Net
                    Sales as defined in 3.3
----------------------------------------------------------------------------------
Minimum             Royalties  $[Confidential Treatment $[Confidential Treatment
                    Requested]/yr  for a period of Requested]/yr for a period of
                    7 years  beginning the earlier 7 years beginning the earlier
                    of  first   full  year  of  of  the   first   full  year  of
                    commercialization  or the  commercialization  or the  fiscal year beginning  after fiscal year  beginning  after December
                    31, 1999 December 31, 2001
----------------------------------------------------------------------------------

Unless otherwise mentioned in the New Amendment all terms and conditions remain in force as worded in the Original Agreement dated August 23, 1996 and the Amendment dated November 25, 1997. The effective date of this amendment is April 1, 1999 upon payment by Celsion of the first Up-Front license fee of $[Confidential Treatment Requested]/month, thereafter monthly for an additional 11 months for a total payment of $[Confidential Treatment Requested] (12X$[Confidential Treatment Requested]). It is agreed, a portion of this license fee (amount used at the discretion of MMTC) will be used to further development of the MMTC radiometry technology of which Celsion will pay MMTC royalties for its use as under the royalty structure of the initial agreement.

In addition, Celsion will give MMTC access to any materials from the proposed sponsored research agreement between Celsion and UCSF to be used by MMTC for any grants MMTC desires to make application for. This represents the entirety of this new amendment and is initiated by the two parties with the following authorized signatures.


By  /s/John Mon                                       By  /s/Dr. Fred Sterzer
    -----------                                           -------------------
    John Mon                                              Dr. Fred Sterzer
    General Manager, Celsion Corporation                  President, MMTC